UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Duke Energy Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act rules 14a6(i)(1) and 0-11

Your Vote Counts! DUKE ENERGY CORPORATION 526 SOUTH CHURCH STREET CHARLOTTE, NC 28202 You invested in DUKE ENERGY CORPORATION and it is time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the Annual Meeting to be held on May 5, 2022. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D70474-P68932-Z82012 DUKE ENERGY CORPORATION 2022 Annual Meeting Vote by May 4, 2022, 11:59 p.m. Eastern time. For shares held in the Duke Energy Retirement Savings Plan, vote by May 2, 2022, 11:59 p.m. Eastern time. The Annual Meeting will be held online via live webcast at: duke-energy.onlineshareholdermeeting.com Vote online at the Annual Meeting May 5, 2022 1:00 p.m. Eastern time Get informed before you vote View the Notice, Proxy Statement, and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 21, 2022. If you would like to request a copy of the material(s) for this and/or future Annual Meetings, you may: (1) visit www.ProxyVote.com; (2) call 1-800-579-1639; or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming Annual Meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, click on “Sign up for E-delivery.” Voting Items Board Recommends D70475-P68932-Z82012 Against 01) Derrick Burks 02) Annette K. Clayton 03) Theodore F. Craver, Jr. 04) Robert M. Davis 05) Caroline Dorsa 06) W. Roy Dunbar 07) Nicholas C. Fanandakis 08) Lynn J. Good 09) John T. Herron 10) Idalene F. Kesner 11) E. Marie McKee 12) Michael J. Pacilio 13) Thomas E. Skains 14) William E. Webster, Jr. 1. Election of directors: Nominees: 2. Ratification of Deloitte & Touche LLP as Duke Energy’s independent registered public accounting firm for 2022 3. Advisory vote to approve Duke Energy’s named executive officer compensation 4. Shareholder proposal regarding shareholder right to call for a special shareholder meeting For For For